IMPAIRMENT OF LONG-LIVED ASSETS	12 Months Ended
Dec. 31, 2012
IMPAIRMENT OF LONG-LIVED ASSETS

15. IMPAIRMENT OF LONG-LIVED ASSETS

The operating losses of certain games were trigger events for long-lived assets impairment analyses. The Group determined its long-lived asset groups, which the Group considers to be “held and used” in its operations, based upon certain factors including assessing the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities. The asset groups consist of the Group’s operating assets for respective games and entity-wide assets such as the Group’s office building and land use right.

For asset groups related to games, estimates of future cash flows developed during the revision of the original budgets by taking into consideration of lower than expected projected operating performance as well as market acceptance of games that have not been commercially launched and expected future game operations, indicated certain asset groups of the Company may not recover their carrying value. As a result of the Group’s impairment analysis, asset groups associated with certain games and licensing fees paid for certain games that the Group has not commercially launched were identified as being impaired. Accordingly, an impairment provision was recognized equal to the excess of the carrying value over the fair value of the associated assets. The Group determined the fair value of the assets group using the income approach, a level 3 fair value measurement. The income approach included the use of a discounted cash flow model, which required assumptions of projected revenues, expenses, capital expenditures and other costs, as well as a discount rate calculated based on the risk profile of the Group. The impairment charges were recognized as follows:

(i)	Due to weaker than expected operating performance of certain games, the Group recognized impairment provisions on computer equipment and upfront licensing fees of RMB4.9 million and RMB21.5 million , respectively, in 2010. No such impairment provision was made in 2011 and 2012. A significant factor for the internally developed income approach is forecasting performance and revenue from the games. The Group continued to monitor the actual revenue performance versus forecast revenue. Due to the lower than expected market acceptance of the games and the following content updates, certain games experienced significantly lower than expected user levels and revenue.

(ii)	The Group has been monitoring its licensed games that have not commercially launched, including but not limited to their market acceptance and operational performance in other regions where they are commercially launched and operated by other operators. The Group incorporates these factors into its continuous evaluation of the forecasted results of the respective games and taking into account the Group’s expected commercial launch and cash flows in the evaluation of potential impairment of the carrying value of upfront licensing fees. Based on the Group’s impairment tests, impairment provisions on upfront licensing fees of RMB11.5 million, nil and RMB0.6 million (US$0.1 million) were recognized in 2010, 2011 and 2012, respectively.